Exhibit 99.1

ASCENTIAL SOFTWARE CORPORATION
PRO FORMA UNAUDITED CONSOLIDATED STATEMENT OF OPERATIONS
(In thousands, except per share data)

	Three Months Ended December 31, 2003			Three Months Ended December 31, 2002

			Pro Forma			Pro Forma
	GAAP	Adjustments(1)	Adjusted	GAAP	Adjustments(1)	Adjusted

NET REVENUES
Licenses	$30,011	$—	$30,011	$18,847	$(77)	$18,770
Services	34,461	—	34,461	15,204	(96)	15,108

	64,472	—	64,472	34,051	(173)	33,878

COSTS AND EXPENSES
Cost of licenses	4,463	(1,463)	3,000	3,605	(1,113)	2,492
Cost of services	13,644	(1,055)	12,589	7,448	(432)	7,016
Sales and marketing	26,875	(587)	26,288	15,851	—	15,851
Research and development	9,801	(376)	9,425	4,767	—	4,767
General and administrative	10,995	(3,937)	7,058	9,747	(3,530)	6,217
Merger, realignment and other charges (2)	1,771	(1,771)	—	4,299	(4,299)	—

	67,549	(9,189)	58,360	45,717	(9,374)	36,343

Operating income (loss)	(3,077)	9,189	6,112	(11,666)	9,201	(2,465)
OTHER INCOME (EXPENSE)
Interest income	2,195	—	2,195	4,633	—	4,633
Interest expense	(119)	—	(119)	(6)	—	(6)
Adjustment to gain on sale of database business	—	—	—	(3,200)	3,200	—
Impairment of long-term investments	—	—	—	(2,187)	2,187	—
Other, net	1,850	(1,989)	(139)	(986)	623	(363)

INCOME (LOSS) BEFORE INCOME TAXES	849	7,200	8,049	(13,412)	15,211	1,799
Income tax expense (benefit) (4)	(16,494)	18,909	2,415	(3,244)	3,680	436

NET INCOME (LOSS)	$17,343	$(11,709)	$5,634	$(10,168)	$11,531	$1,363

NET INCOME (LOSS) PER COMMON SHARE(3)
Basic	$0.29		$0.09	$(0.17)		$0.02

Diluted	$0.28		$0.09	$(0.17)		$0.02

SHARES USED IN PER SHARE CALCULATIONS(3)
Basic	59,541		59,541	59,229		59,229

Diluted	62,115		62,115	59,229		59,396

(1)	The following table summarizes the adjustments for the respective periods presented:

	Three Months Ended	Three Months Ended
	December 31, 2003	December 31, 2002

Net income (loss), GAAP	$17,343	$(10,168)
Mercator transition costs	3,587	—
Database transaction and transition costs, including merger, realignment and other costs	200	5,113
Adjustment to gain on sale of database business	—	3,200
Amortization of acquired intangibles	2,273	1,345
Stock based compensation charges	211	—
Merger, realignment and other charges, excluding database	929	2,279
Litigation settlement (income) costs	—	623
Loss on long term investments	—	2,187
Content management activity, net	—	464
Income tax expense (benefit)	(18,909)	(3,680)

Pro forma adjusted net income	$5,634	$1,363

(2)	Merger, realignment and other charges principally include severance and real estate costs related to the consolidation or elimination of offices. These costs are the result of a realignment of the business due to business combinations, a sale of a business or the termination of a product line.
(3)	On June 17, 2003 the Company effected a 1-for-4 reverse stock split. Accordingly, all share and earnings per share figures have been restated as though the reverse split was in effect for all periods presented.
(4)	An assumed tax rate of 30% has been used in calculating the tax provision related to pro forma results, which excludes a non-recurring tax benefit included in the GAAP tax provision.

ASCENTIAL SOFTWARE CORPORATION
PRO FORMA UNAUDITED CONSOLIDATED STATEMENT OF OPERATIONS
(In thousands, except per share data)

	Twelve Months Ended December 31, 2003			Twelve Months Ended December 31, 2002

			Pro Forma			Pro Forma
	GAAP	Adjustments(1)	Adjusted	GAAP	Adjustments(1)	Adjusted

NET REVENUES
Licenses	$92,550	$—	$92,550	$59,611	$(137)	$59,474
Services	93,036	(176)	92,860	53,407	(1,389)	52,018

	185,586	(176)	185,410	113,018	(1,526)	111,492

COSTS AND EXPENSES
Cost of licenses	15,291	(4,899)	10,392	18,350	(10,068)	8,282
Cost of services	40,050	(1,765)	38,285	33,089	(4,305)	28,784
Sales and marketing	79,950	(1,416)	78,534	73,080	(763)	72,317
Research and development	27,515	(725)	26,790	24,044	(3,077)	20,967
General and administrative	30,838	(7,384)	23,454	41,054	(15,027)	26,027
Merger, realignment and other charges (2)	3,857	(3,857)	—	23,669	(23,669)	—
In-process research and development	2,000	(2,000)	—	1,170	(1,170)	—

	199,501	(22,046)	177,455	214,456	(58,079)	156,377

Operating income (loss)	(13,915)	21,870	7,955	(101,438)	56,553	(44,885)
OTHER INCOME (EXPENSE)
Interest income	11,129	—	11,129	20,194	—	20,194
Interest expense	(207)	—	(207)	(84)	—	(84)
Adjustment to gain on sale of database business	—	—	—	3,040	(3,040)	—
Impairment of long-term investments	—	—	—	(2,187)	2,187	—
Other, net	2,502	(1,989)	513	(929)	(2,504)	(3,433)

INCOME (LOSS) BEFORE INCOME TAXES	(491)	19,881	19,390	(81,404)	53,196	(28,208)
Income tax expense (benefit) (4)	(16,296)	22,115	5,819	(17,831)	11,649	(6,182)

NET INCOME (LOSS)	$15,805	$(2,234)	$13,571	$(63,573)	$41,547	$(22,026)

NET INCOME (LOSS) PER COMMON SHARE(3)
Basic	$0.27		$0.23	$(1.03)		$(0.36)

Diluted	$0.26		$0.23	$(1.03)		$(0.36)

SHARES USED IN PER SHARE CALCULATIONS(3)
Basic	58,409		58,409	61,931		61,931

Diluted	59,703		59,703	61,931		61,931

(1)	The following table summarizes the adjustments for the respective periods presented:

	Twelve Months Ended	Twelve Months Ended
	December 31, 2003	December 31, 2002

Net income (loss), GAAP	$15,805	$(63,573)
Mercator transition costs	4,956	—
In-process research and development	2,000	1,170
Database transaction and transition costs, including merger, realignment and other costs	3,111	22,916
Adjustment to gain on sale of database business	—	(3,040)
Amortization of acquired intangibles	6,446	4,628
Stock based compensation charges	211	—
Merger, realignment and other charges, excluding database	1,983	14,133
Asset impairment due to termination of a product line	—	727
Litigation settlement (income) costs	1,125	(2,504)
Loss on long term investments	—	2,187
Content management activity, net	49	12,979
Income tax expense (benefit)	(22,115)	(11,649)

Pro forma adjusted net income (loss)	$13,571	$(22,026)

(2)	Merger, realignment and other charges principally include severance and real estate costs related to the consolidation or elimination of offices. These costs are the result of a realignment of the business due to business combinations, a sale of a business or the termination of a product line.
(3)	On June 17, 2003 the Company effected a 1-for-4 reverse stock split. Accordingly, all share and earnings per share figures have been restated as though the reverse split was in effect for all periods presented.
(4)	An assumed tax rate of 30% has been used in calculating the tax provision related to pro forma results, which excludes a non-recurring tax benefit included in the GAAP tax provision.

ASCENTIAL SOFTWARE CORPORATION
PRO FORMA UNAUDITED CONSOLIDATED STATEMENT OF OPERATIONS
(In thousands, except per share data)

	Three Months Ended December 31, 2003			Three Months Ended September 30, 2003

			Pro Forma			Pro Forma
	GAAP	Adjustments(1)	Adjusted	GAAP	Adjustments(1)	Adjusted

NET REVENUES
Licenses	$30,011	$—	$30,011	$22,353	$—	$22,353
Services	34,461	—	34,461	23,536	—	23,536

	64,472	—	64,472	45,889	—	45,889

COSTS AND EXPENSES
Cost of licenses	4,463	(1,463)	3,000	3,874	(1,210)	2,664
Cost of services	13,644	(1,055)	12,589	10,331	(213)	10,118
Sales and marketing	26,875	(587)	26,288	19,531	(829)	18,702
Research and development	9,801	(376)	9,425	6,834	(349)	6,485
General and administrative	10,995	(3,937)	7,058	6,472	(539)	5,933
Merger, realignment and other charges (2)	1,771	(1,771)	—	1,654	(1,654)	—
In-process research and development	—	—	—	2,000	(2,000)	—

	67,549	(9,189)	58,360	50,696	(6,794)	43,902

Operating income (loss)	(3,077)	9,189	6,112	(4,807)	6,794	1,987
OTHER INCOME (EXPENSE)
Interest income	2,195	—	2,195	2,719	—	2,719
Interest expense	(119)	—	(119)	(58)	—	(58)
Other, net	1,850	(1,989)	(139)	576	—	576

INCOME (LOSS) BEFORE INCOME TAXES	849	7,200	8,049	(1,570)	6,794	5,224
Income tax expense (benefit) (4)	(16,494)	18,909	2,415	129	1,439	1,568

NET INCOME (LOSS)	$17,343	$(11,709)	$5,634	$(1,699)	$5,355	$3,656

NET INCOME (LOSS) PER COMMON SHARE(3)
Basic	$0.29		$0.09	$(0.03)		$0.06

Diluted	$0.28		$0.09	$(0.03)		$0.06

SHARES USED IN PER SHARE CALCULATIONS(3)
Basic	59,541		59,541	58,195		58,195

Diluted	62,115		62,115	58,195		59,946

(1)	The following table summarizes the adjustments for the respective periods presented:

	Three Months Ended	Three Months Ended
	December 31, 2003	September 30, 2003

Net income (loss), GAAP	$17,343	$(1,699)
Mercator transition costs	3,587	1,369
In-process research and development	—	2,000
Database transaction and transition costs, including merger, realignment and other costs	200	816
Amortization of acquired intangibles	2,273	1,555
Stock based compensation charges	211	—
Merger, realignment and other charges, excluding database	929	1,054
Income tax expense (benefit)	(18,909)	(1,439)

Pro forma adjusted net income	$5,634	$3,656

(2)	Merger, realignment and other charges principally include severance and real estate costs related to the consolidation or elimination of offices. These costs are the result of a realignment of the business due to business combinations, a sale of a business or the termination of a product line.
(3)	On June 17, 2003 the Company effected a 1-for-4 reverse stock split. Accordingly, all share and earnings per share figures have been restated as though the reverse split was in effect for all periods presented.
(4)	An assumed tax rate of 30% has been used in calculating the tax provision related to pro forma results, which excludes a non-recurring tax benefit included in the GAAP tax provision.